UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 24, 2025, Uniti Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S. Securities and Exchange Commission (“SEC”) to report that, on April 21, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company had approved the dismissal of KPMG LLP (“KPMG”) and the engagement PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, each effective immediately after the Company files its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 with the SEC.

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) amends the Original 8-K to update the disclosures contained in the Original 8-K, and to confirm, as noted in Item 4.01 below, that KPMG’s dismissal as the Company’s independent registered public accounting firm became effective May 6, 2025, and PwC’s appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 commenced on May 6, 2025, following the dismissal of KPMG.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm

On May 6, 2025, KPMG’s dismissal as the Company’s independent registered public accounting firm became effective, immediately after the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 with the SEC.

KPMG’s audit reports as of and for the years ended December 31, 2024 and 2023, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2024 and 2023 and the subsequent interim period through May 6, 2025, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company identified a material weakness in its internal control over financial reporting related to an insufficient complement of personnel with appropriate technical expertise to perform effective risk assessment related to determining the income tax impact of goodwill impairments.

The Company has provided KPMG with a copy of this Form 8-K/A and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements above. A copy of KPMG’s letter dated May 6, 2025 is filed as Exhibit 16.1 to this Form 8-K/A.

(b)           Engagement of New Independent Registered Public Accounting Firm

On May 6, 2025, following the dismissal of KPMG, PwC’s engagement as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 commenced.

During the Company’s years ending December 31, 2024 and 2023 and through May 6, 2025, neither the Company, nor anyone on its behalf, consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter to the U.S. Securities and Exchange Commission dated May 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
	Name:	Daniel L. Heard
	Title:	Executive Vice President – General Counsel and Secretary

Date: May 6, 2025